UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 2054


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


      Date of Report (Date of earliest event reported): SEPTEMBER 16, 2002


                              M.B.A. HOLDINGS, INC.
             (Exact name of registrant as specified in its Charter)


            Nevada                                               87-0522680
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


              9419 E. San Salvador, Suite 105, Scottsdale, AZ 85260 (Address of principal executive offices, including zip code)


                                 (480) 860-2288
                         (Registrant's telephone number)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits. The following exhibits are being filed herewith:

     (99.1) Statement Under Oath of Principal Executive Officer pursuant to Securities and Exchange Commission order No. 4-460, dated, September 16, 2002

     (99.2) Statement Under Oath of Principal Financial Officer pursuant to Securities and Exchange Commission order No. 4-460, dated, September 16, 2002

ITEM 9. REGULATION FD DISCLOSURE.

On September 16, 2002, Gaylen M. Brotherson and Dennis M. O'Connor, the principal executive officer and principal financial officer of M.B.A. Holdings, Inc. (the "Company"), respectively, each filed with the Securities and Exchange Commission a written statement under oath pursuant to Securities and Exchange Commission Order No. 4-460. The officers executed such statements in the exact form of Exhibit A to the Order. The Company is filing copies of such statements in the form in which the officers executed them as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        M.B.A.Holdings, Inc.


Date: September 16, 2002                By: /s/ Dennis M. O'Connor
                                            ------------------------------------
                                            Dennis M. O'Connor
                                            Chief Financial Officer

                              M.B.A. Holdings, Inc.
      Exhibit Index to Current Report on Form 8-K Dated September 13, 2002


Exhibit Number

(99.1)    Statement Under Oath of Principal Executive Officer

(99.2)    Statement Under Oath of Principal Financial Officer